Exhibit 10.6



                            STIMSONITE CORPORATION


                              AMENDED AND RESTATED


                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                            STIMSONITE CORPORATION

                              AMENDED AND RESTATED

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                Table of Contents


                                                                    PAGE


1.       Purposes....................................................  1

2.       Definitions.................................................  1

3.       Shares Available under the Plan.............................  4

4.       Initial Options.............................................  4

5.       Elective Options............................................  5

6.       Annual Options..............................................  8

7.       Adjustments.................................................  9

8.       Fractional Shares...........................................  9

9.       Administration of the Plan..................................  9

10.      Amendments and Other Matters................................ 10

11.      No Additional Rights........................................ 10

12.      Securities Law Matters. .................................... 10

13.      Change in Control........................................... 11

14.      Termination of the Plan..................................... 12

15.      Effective Date.............................................. 12



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                             STIMSONITE CORPORATION

                              AMENDED AND RESTATED

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                  1. Purposes. The purposes of this Plan are to encourage outside Directors of Stimsonite Corporation (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

                  2.       Definitions.  As used in this Plan:

                  "Annual Option" means an Option Right granted to a Director pursuant to Section 6 of this Plan.

                  "Board" means the Board of Directors of the Corporation.

                  "Change in Control" has the meaning set forth in
Section 13.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means the Committee described in Section 9 of this Plan.

                  "Common Shares" means (i) shares of the Common Stock, $.01 par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 7 of this Plan.

                  "Date of Grant" means the date on which a grant of Initial Options, Elective Options or Annual Options, as the case may be, shall become effective as provided in Sections 4(a) the penultimate sentence of Section 5(b) and Section 6(a), respectively.

                  "Director" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.


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                  "Disability"  means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

                  "Effective Date" has the meaning set forth in Section 15.

                  "Elected" has the meaning set forth in Section 5(a).

                  "Election" has the meaning set forth in Section 5(a).

                  "Elective Options" means One-Year Elective Options and Five-Year Elective Options granted to Directors pursuant to
Section 5 of this Plan.

                  "Elective Option Exercise Price" has the meaning, for each Elective Option granted pursuant to Section 5 of this Plan, set forth in Section 5(c).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fifth Annual Meeting" means, with respect to a Director, the fifth annual meeting of stockholders following the date on which such Director is Elected to the Board with respect to which an Election to receive an Elective Option shall have been made.

                  "First Annual Meeting" means, with respect to a Director, the first annual meeting of stockholders following the date on which such Director is Elected to the Board with respect to which (a) in the case of an Initial Option and an Annual Option, such Option Right has been granted, and (b) in the case of an Elective Option, an Election to receive such Elective Option shall have been made.

                  "Five-Year Elective Option" has the meaning set forth in Section 5(a).

                  "Five-Year Period" has the meaning set forth in
Section 5(a).

                  "Five-Year Retainer" has the meaning set forth in
Section 5(a).

                  "Initial Option" means an Option Right granted to a Director pursuant to Section 4 of this Plan.

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                  "Market  Value" as of a given date means (a) the closing  sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or (b) if the price of the Common Shares is not reported on NASDAQ, the closing sale price of the Common Shares on the principal securities exchange on which Common Shares are then trading on such date. If there are no Common Share transactions on such date, the Market Value per Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

                  "One-Year Elective Option" has the meaning set forth in
Section 5(a).

                  "One-Year Period" has the meaning set forth in
Section 5(a).

                  "One-Year Retainer" has the meaning set forth in
Section 5(a).

                  "Optionee" means the Director so designated in an agreement evidencing an outstanding Option Right.

                  "Option Price" means the purchase price payable upon the exercise of an Option Right.

                  "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of an Initial Option, an Elective Option or an Annual Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

                  "Plan" means the Stimsonite Corporation Amended and Restated Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

                  "Retainer" means the cash amounts which a Director is entitled to receive during such Director's term as a Director as his annual fee for serving as a Director and a member of any committees of the Board, other than fees or expenses for attendance at meetings of the Board or any committee of the Board; provided, however, that if a Director makes an Election pursuant to
Section 5(b) to receive Elective Options in lieu of only a portion of the Retainer, the Retainer shall equal such portion of the Retainer.

                  "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

                  "Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board for any reason,



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with or without cause, which includes termination by resignation, removal, death or retirement.

                  "Voting Stock" has the meaning set forth in Section
13(a).

                  3. Shares Available under the Plan. (a) Subject to Sections 3(b) and 7 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 150,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

                  (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been cancelled or terminated shall again be available for the grant of Option Rights under this Plan.

                  4. Initial Options. (a) With respect to each person who is first Elected a Director of the Corporation on or after the Effective Date of this Plan, an option to purchase 2,000
Common Shares shall be automatically granted as of the date such person is first Elected a Director.

                  (b) The Option Price per share of each Initial Option shall be the Market Value per Common Share as of the Date of Grant.

                  (c) (i) Subject to  subsection  (ii) of this  Section 4(c) and
Section 13 of this Plan,  each Initial Option,  until  terminated as provided in
Section 4(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto after the Optionee has continuously served as a Director through the date of the First Annual Meeting, and to the extent of an additional 20% of the Common Shares subject to the Initial Option after each of such Director's four annual terms of service as a Director following the date of the First Annual Meeting during which the Optionee shall have continuously served as a Director. To the extent exercisable, each Initial Option shall be exercisable in whole or in part from time to time.

                  (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Initial Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection (i) of this Section 4(c), become immediately exercisable in full.

                  (d) Each Initial Option shall terminate on the earliest of the following dates:


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                  (i) Three  (3)  months  following  the  effective  date of the
         Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                  (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                  (iii)  Ten (10) years from the Date of Grant.

                  (e) The Option Price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (c) by a combination of such methods of payment.

                  (f) Initial Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.


                  5. Elective Options. (a) Beginning with the May 1994 annual term, each Director may make an election (the "Election") to receive all or any portion of his Retainer in the form of an award of a One-Year Elective Option or a Five-Year Elective Option (each as hereinafter defined) upon the terms and conditions described in this
         Section 5. A "One-Year Elective Option" is an option to purchase Common Shares in lieu of the Director's Retainer ("One-Year Retainer") that would be paid for the Director's service during the period commencing on the date on which the Director has been elected to the Board (whether pursuant to a vote of stockholders or by the Board to fill a vacancy ("Elected")) and ending on the date of the First Annual Meeting ("One-Year Period"). A "Five-Year Elective Option" is an option to purchase Common Shares in lieu of the Director's Retainer ("Five-Year Retainer") that would be paid for the Director's service during the period commencing on the date on which the Director has been Elected to the Board and ending on the date of the Fifth Annual Meeting ("Five-Year Period"). A Director who elects to receive a Five-Year Elective Option may not elect to receive any other Elective Option, including a One-Year Elective Option, for any period that begins prior to the expiration of the Five- Year Period with respect to which such Five-Year Elective Option has been granted.

                  (b) A Director's  Election to receive an Elective Option shall
         (i) be in writing, (ii) specify whether the Election is for a One-Year Elective Option or a Five-Year Elective Option, (iii) specify a percentage, up to 100%, of


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         the One-Year Retainer or Five-Year Retainer,  as the case may be, to be paid in the form of an Elective Option, and (iv) be delivered to the Secretary of the Corporation no later than the last business day of the month during which the Director has been Elected to the Board (the "Election Expiration Date"). Any Election made by a Director pursuant to this Section 5 shall be irrevocable. The grant of Elective Options shall be made automatically and shall be effective on the first business day after the expiration of the six-month period immediately following the Election Expiration Date. Directors Elected to office as Directors more than six months after the date of the preceding annual meeting of stockholders of the Corporation shall not be entitled to receive all or any portion of the Retainer payable through the following annual meeting of stockholders in the form of Elective Options, and shall receive such Retainer in the form of cash.

                  (c) The Option Price per share of each Elective Option shall be equal to twenty percent (20%) of the Market Value per Common Share on the Date of Grant ("Elective Option Exercise Price").

                  (d) The total number of Common Shares subject to an Elective Option ("Elective Option Shares") shall be the number of Common Shares equal to the nearest whole number determined in accordance with the following formula:

                                              Amount of Retainer
                                              to be received in the
                  Number of Shares      =     form of Elective Options
                                              Market Value Per Share
                                              on Date of Grant minus
                                              Elective Option Exercise
                                              Price

                  (e) (i) Subject to  subsection  (ii) of this  Section 5(e) and
         Section 13 of this Plan, (A) each One-Year Elective Option, until terminated as provided in Section 5(f), shall become exercisable to the extent of 100% of the Common Shares subject thereto after the Optionee has continuously served as a Director through the date of the First Annual Meeting, and (B) each Five-Year Elective Option, until terminated as provided in Section 5(f), shall become exercisable to the extent of 20% of the Common Shares subject thereto after the Optionee has continuously served as a Director through the date of the First Annual Meeting, and to the extent of an additional 20% of the Common Shares subject to the Five-Year Elective Option after each of such Director's four annual terms of service as a Director following the date of the First Annual Meeting. To the extent exercisable, each Elective Option shall be exercisable in whole or in part from time to time.


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                  (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Elective Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection (i) of this Section 5(e), become immediately exercisable in full.

                  (f) Each Elective Option shall terminate on the earliest of the following dates:

                  (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                  (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                  (iii)  Ten (10) years from the Date of Grant.

                  (g) The Option Price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (c) by a combination of such methods of payment.

                  (h) Elective Options granted pursuant to this Section 5 shall be options that are not intended to qualify under any particular provision of the Code.

                  (i) Except as provided in Section 5(e) with respect to the exercisability of an Elective Option and Section 5(j), no adjustment shall be made to an Elective Option to reflect either Termination of Service as a Director or a change in the Director's Retainer after the applicable Date of Grant. If the Corporation increases the amount of a Director's Retainer following the Date of Grant of an Elective Option, the Director shall receive in cash the amount of the increased Retainer in excess of the amount of the Retainer with respect to which the Director elected to receive in the form of Elective Options.

                  (j) No Elective Options shall be granted if a Director ceases to be a Director after the Election Expiration Date but prior to the applicable Date of Grant, in which event such Director's Retainer otherwise payable to such Director shall be paid in cash.

                  6. Annual Options. (a) Each Director Elected at an annual meeting of stockholders of the Corporation (beginning with the meeting to be held on the Effective Date), shall be automatically granted an option to purchase 1,500 Common Shares as of the date of such meeting.

                  (b) The Option Price per share of each Annual Option shall be the Market Value per Common Share as of the Date of Grant.

                  (c) (i) Subject to  subsection  (ii) of this  Section 6(c) and
Section 13 of this Plan,  each Initial Option,  until  terminated as provided in
Section 6(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto after the Optionee has continuously served as a Director through the date of the First Annual Meeting, and to the extent of an additional 20% of the Common Shares subject to the Annual Option after each of such Director's four annual terms of service as a Director following the date of the First Annual Meeting during which the Optionee shall have continuously served as a Director. To the extent exercisable, each Annual Option shall be exercisable in whole or in part from time to time.

                  (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Annual Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection (i) of this Section 6(c), become immediately exercisable in full.

                  (d) Each Annual Option shall terminate on the earliest of the following dates:

                  (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                  (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                  (iii)  Ten (10) years from the Date of Grant.

                  (e) The Option Price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (c) by a combination of such methods of payment.

                  (f) Annual Options granted pursuant to this Section 6 shall be options that are not intended to qualify under any particular provision of the Code.

                  7. Adjustments. The Committee shall make or provide for such adjustments in the number of Common Shares covered by Option Rights granted hereunder, the Option Prices per Common Share applicable to any such Option Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 7.

                  8. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

                  9. Administration of the Plan. (a) This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Until further action of the Board, the Director Plan Committee of the Board will act as the Committee. Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Sections 4, 5 and 6, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to the Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of the Plan.

                  (b) Subject to subsection (a) of this Section 9, the interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

                  10. Amendments and Other Matters. (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3; provided further that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder. No amendment or termination of the Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.

                  (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or
(ii) such grant, award, election or amendment disqualified any Optionee as a "disinterested person" within the meaning of Rule 16b-3.

                  11. No Additional Rights. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Certificate of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

                  12. Securities Law Matters. (a) The Corporation may require any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

                  (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

                  13.   Change  in  Control.   Upon  a  Change  in  Control  (as
hereinafter defined), all Option Rights held by an Optionee that would become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control shall, notwithstanding Sections 4(c), 5(e) and 6(c) of this Plan, become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Sections 4(c), 5(e) and 6(c) shall be reinstated but without prejudice to any exercise of any Option Right that may have occurred prior to such nullification. For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Terrence D. Daniels or any of his affiliates has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 13, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (i) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

                  14. Termination of the Plan. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the stockholders of the Corporation.

                  15.      Effective Date.  The effective date of this Plan
(the "Effective Date") shall be May 30, 1996 if, on or prior to such date, (a)the Plan shall have been approved by the affirmative vote of the holders of a majority of the securities of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with the Delaware General Corporation Law. Upon the Effective Date, this Plan shall be deemed to amend and supersede the Stimsonite Corporation 1994 Stock Option Plan for Non-Employee Directors (the "Existing Plan"), with the effect that (i) all Option Rights granted pursuant to the Existing Plan prior to the Effective Date shall be deemed granted under this Plan, (ii) any and all references to the Existing Plan in written agreements evidencing Option Rights granted pursuant to the Existing Plan prior to the Effective Date shall be deemed to be references to this Plan, and (iii) the terms of such written agreements, as they relate to a Change in Control shall be deemed to include the definition of Change in Control contained in Section 13 of this Plan.